EXHIBIT 4.1
                                                              -----------

                        FIRST SUPPLEMENTAL INDENTURE

             FIRST SUPPLEMENTAL INDENTURE, dated as of November 14, 2000 (this "First Supplemental Indenture"), among NiSource Finance Corp., an Indiana corporation ("NiSource Finance"), NiSource Inc., a Delaware corporation (the "Parent"), and The Chase Manhattan Bank, as trustee (the "Trustee"), under the Indenture dated as of November 14, 2000 among NiSource Finance, the Parent and the Trustee (the "Indenture").

             WHEREAS, NiSource Finance and the Parent executed and delivered the Indenture to the Trustee to provide for the issuance from time to time of NiSource Finance's unsecured debentures, notes or other evidences of indebtedness fully and unconditionally guaranteed by the Parent to be issued in one or more series as might be determined by NiSource Finance under the Indenture, in an unlimited aggregate principal amount which may be authenticated and delivered as provided in the Indenture;

             WHEREAS, pursuant to the terms of the Indenture, NiSource Finance and the Parent desire to provide for the establishment of three new series of notes to be known as the 7-1/2% Notes due 2003, the 7-5/8% Notes due 2005 and the 7-7/8% Notes due 2010 (collectively, the "Initial Notes") and for the establishment of Exchange Notes (as defined herein) or Private Exchange Notes (as defined herein) for issue only in a Registered Exchange Offer (as defined herein) or Private Exchange (as defined herein), respectively, pursuant to a Registration Rights Agreement (as defined herein) for a like principal amount of Initial Notes, the form and substance of such Initial Notes and Exchange Notes or Private Exchange Notes and the terms, provisions and conditions thereof to be as set forth in the Indenture and this First Supplemental Indenture;

             WHEREAS, NiSource Finance and the Parent have requested that the Trustee execute and deliver this First Supplemental Indenture, all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms (and to make the Notes (as defined herein), when executed by NiSource Finance and the Parent and authenticated and delivered by the Trustee, the valid obligations of NiSource Finance and the Parent) have been performed, and the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects;

             NOW, THEREFORE, in consideration of the purchase and acceptance of the Initial Notes and Exchange Notes or Private Exchange Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Indenture, the form and substance of the Initial Notes and Exchange Notes or Private Exchange Notes and the terms, provisions and conditions thereof, NiSource Finance and the Parent covenant and agree with the Trustee as follows:



                                  ARTICLE I
                                 DEFINITIONS

   1.1  DEFINITION OF TERMS.

             Unless the context otherwise requires:

             (a) a term not defined herein that is defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

             (b) a term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

             (c)  the singular includes the plural and vice versa;

             (d) a reference to a Section or Article is to a Section or Article of this First Supplemental Indenture, unless otherwise noted;

             (e) headings are for convenience of reference only and do not affect interpretation;

             (f) the following terms have the meanings given to them in this Section 1.1(f) for purposes of this First Supplemental Indenture only:

             "Additional Notes" means 7-1/2% Notes due 2003, 7-5/8% Notes due 2005, and 7-7/8% Notes due 2010 issued from time to time after the Issue Date under the terms of this First Supplemental Indenture (other than pursuant to Section 304, 305, 306 and 1107 of the Indenture and other than Exchange Notes or Private Exchange Notes issued pursuant to an exchange offer for other Notes outstanding under this First Supplemental Indenture).

             "Adjusted Treasury Rate" means, with respect to any Redemption Date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designed "H.15 (519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term of the Notes, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a

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   percentage of its principal amount) equal to the Comparable Treasury
   Price for such Redemption Date, in each case calculated on the third Business Day preceding the Redemption Date, plus 0.15% for the Notes due 2003 and 0.25% for the Notes due 2005 and 2010.

             "Comparable Treasury Issue" means, with respect to any Redemption Date, the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term from the Redemption Date to the maturity date of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

             "Comparable Treasury Price" means, with respect to any Redemption Date, if clause (ii) of the definition of Adjusted Treasury Rate is applicable, the average of three, or such lesser number as is obtained by the Trustee, Reference Treasury Dealer Quotations for such redemption date.

             "Depository" means The Depository Trust Company, its nominees and their respective successors.

             "Exchange Notes" means the 7-1/2% Notes due 2003, 7-5/8% Notes due 2005 and 7-7/8% Notes due 2010 issued pursuant to the First Supplemental Indenture in connection with a Registered Exchange Offer pursuant to the Registration Rights Agreement.

             "Initial Notes" means up to $750,000,000 aggregate principal amount of 7-1/2% Notes due 2003, $750,000,000 aggregate principal amount of 7-5/8% Notes due 2005 and $1,000,000,000 aggregate principal amount of 7-7/8% Notes due 2010 issued on the Issue Date.

             "Initial Purchasers" means, with respect to the Initial Notes issued on the Issue Date, the entities identified as Purchasers in the Purchase Agreement.

             "Issue Date" means November 14, 2000.

             "Make-Whole Amount" means the sum, as determined by the Quotation Agent, of the present values of the principal amount of the Notes to be redeemed, together with scheduled payments of interest (exclusive of interest to the Redemption Date) from the Redemption Date to the maturity date of the Notes, in each case discounted to the Redemption Date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate, plus accrued interest on the principal amount of the Notes being redeemed to the Redemption Date.

             "Notes" means the Initial Notes, the Exchange Notes and the Private Exchange Notes.



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             "Private Exchange" means the offer by NiSource Finance and the Parent, pursuant to the Registration Rights Agreement, to the Initial Purchasers to issue and deliver to each Initial Purchaser, in exchange for the Initial Notes held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Notes.

             "Private Exchange Notes" means the 7-1/2% Notes due 2003, the 7-5/8% Notes due 2005 and the 7-7/8% Notes due 2010 issued in connection with a Private Exchange pursuant to the Registration Rights Agreement.

             "Purchase Agreement" means, with respect to the Initial Notes issued on the Issue Date, the Purchase Agreement dated November 9, 2000 among NiSource Finance, the Parent and the Initial Purchasers.

             "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

             "Quotation Agent" means the Reference Treasury Dealer selected by the Trustee after consultation with NiSource Finance.

             "Reference Treasury Dealer" means a primary U.S. Government securities dealer selected by NiSource Finance.

             "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by a Referenced Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

             "Registered Exchange Offer" means the offer by NiSource Finance and the Parent, pursuant to the Registration Rights Agreement, to certain Holders of Initial Notes, to issue and deliver to such Holders, in exchange for the Initial Notes, a like aggregate principal amount of Exchange Notes registered under the Securities Act.

             "Registration Rights Agreement" means with respect to the Initial Notes issued on the Issue Date, the Registration Rights Agreement dated November 9, 2000, among NiSource Finance, the Parent and the Initial Purchasers.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Securities Custodian" means the custodian with respect to a Global Note (as appointed by the Depository), or any successor Person thereto, and shall initially be the Trustee.



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             "Shelf Registration Statement" means the registration
   statement filed by NiSource Finance and the Parent in connection with the offer and sale of Initial Notes or Private Exchange Notes pursuant to the Registration Rights Agreement.

             "Transfer Restricted Notes" means Notes that bear or are required to bear the legend set forth in Section 2.6(b) hereof.

   1.2  OTHER DEFINITIONS

             TERM                             DEFINED IN SECTION

             "Agent Members" . . . . . . . . . . .   2.4(b)
             "Global Note" . . . . . . . . . . . .   2.4(a)
             "Regulation S"  . . . . . . . . . . .   2.4(a)
             "Restricted Global Note"  . . . . . .   2.4(a)
             "Rule 144A" . . . . . . . . . . . . .   2.4(a)


                                 ARTICLE II
                      TERMS AND CONDITIONS OF THE NOTES

   2.1  DESIGNATION AND PRINCIPAL AMOUNT.

             There is hereby authorized three series of Initial Notes designated: (i) "7-1/2% Notes due 2003," limited in aggregate principal amount on the Issue Date to $750,000,000; (ii) "7-5/8% Notes due 2005," limited in aggregate principal amount on the Issue Date to $750,000,000; and (iii) "7-7/8% Notes due 2010," limited in aggregate principal amount on the Issue Date to $1,000,000,000; and Exchange Notes or Private Exchange Notes of each series for issue only in a Registered Exchange Offer or Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Notes of the same series. The aggregate principal amount of each series may be increased as provided in Section 2.3.

   2.2  MATURITY.

             The Stated Maturity for the Initial Notes will be as follows:

                  Notes                             Maturity

          7-1/2% Notes due 2003                November 15, 2003
          7-5/8% Notes due 2005                November 15, 2005
          7-7/8% Notes due 2010                November 15, 2010






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        The Stated Maturity for the Exchange Notes or Private Exchange
   Notes will be as follows:

                  Notes                             Maturity

          7-1/2% Notes due 2003                November 15, 2003
          7-5/8% Notes due 2005                November 15, 2005
          7-7/8% Notes due 2010                November 15, 2010


   2.3  ISSUANCE OF ADDITIONAL NOTES.

             NiSource Finance shall be entitled to issue Additional Notes under this First Supplemental Indenture which shall have identical terms as the Initial Notes of the same series issued on the Issue Date, other than with respect to the date of issuance and issue price. The Initial Notes of any given series issued on the Issue Date and any Additional Notes of the same series and all Exchange Notes or Private Exchange Notes issued in exchange therefor shall be treated as a single class for all purposes under the Indenture.

             With respect to any Additional Notes, NiSource Finance shall set forth in an Officers' Certificate, a copy of each of which shall be delivered to the Trustee along with an Order of NiSource Finance for authentication and delivery of such Additional Notes, the following information:

             (1) the aggregate principal amount of such Additional Notes to be authenticated and delivered pursuant to this First
        Supplemental Indenture;

             (2) the issue price, the issue date and the CUSIP number, ISIN number and Common Code number of such Additional Notes; PROVIDED, however, that no Additional Notes may be issued at a price that would cause such Additional Notes to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended; and

             (3) no Event of Default has occurred and is continuing with respect to any series of Notes.

   2.4  (a)  FORM AND DATING.

             Initial Notes offered and sold to a QIB in reliance on Rule 144A under the Securities Act ("Rule 144A") or in reliance on Regulation S under the Securities Act ("Regulation S"), in each case as provided in the Purchase Agreement, and Private Exchange Notes, as provided in the Registration Rights Agreement, shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons with the global securities legend and restricted securities legend set forth in

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   Exhibit 1 hereto (each, a "Restricted Global Note"), which shall be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Trustee, at its Corporate Trust Office, as Securities Custodian (or with such other Securities Custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by NiSource Finance and the Parent and authenticated by the Trustee as hereinafter provided. Initial Notes offered and sold to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act shall receive physical delivery of certificated Notes. The aggregate principal amount of the Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided. Exchange Notes shall be issued in global form (with the global securities legend set forth in Exhibit 1 hereto). Exchange Notes issued in global form and Restricted Global Notes are sometimes referred to in this First Supplemental Indenture as "Global Notes." The form of Exchange Notes and Private Exchange Notes shall be substantially in the form as set forth in Exhibit 2 attached hereto.

             (b) BOOK-ENTRY PROVISIONS. This Section 2.4(b) shall apply only to a Global Note deposited with or on behalf of the Depository.

             NiSource Finance and the Parent shall execute and the Trustee shall, in accordance with this Section 2.4(b), authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of the Depository or the nominee of the Depository and (b) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instructions or held by the Trustee as Securities Custodian.

             Members of, or participants in, the Depository ("Agent Members") shall have no rights under this First Supplemental Indenture with respect to any Global Note held on their behalf by the Depository or by the Trustee as the Securities Custodian or under such Global Note, and NiSource Finance, the Parent, the Trustee and any agent of NiSource Finance, the Parent or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent NiSource Finance, the Parent, the Trustee or any agent of NiSource Finance, the Parent or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Note.

             (c) CERTIFICATED NOTES. Except as provided in this Section 2.4, Section 2.6 or Section 2.7, owners of beneficial interests in Restricted Global Notes shall not be entitled to receive physical delivery of certificated Notes.


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   2.5  AUTHENTICATION.

             The Trustee shall authenticate and deliver: (1) on the Issue Date, an aggregate principal amount of up to $750,000,000 of 7-1/2% Notes due 2003; $750,000,000 of 7-5/8% Notes due 2005; and
   $1,000,000,000 of 7-7/8% Notes due 2010 and (2) Exchange Notes or Private Exchange Notes for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Notes of the same series in each case upon an Order of NiSource Finance as provided in Section 303 of the Indenture.

   2.6  TRANSFER AND EXCHANGE.

             (a) TRANSFER AND EXCHANGE OF GLOBAL NOTES. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository, in accordance with this First Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Security Registrar a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Note. The Security Registrar shall, in accordance with such written order, instruct the Depository to credit to the account of the Person specified in such written order a beneficial interest in the Global Note and to debit from the account of the Person making the transfer the beneficial interest in the Global Note being transferred.

             (ii) Notwithstanding any other provision of this First Supplemental Indenture (other than the provisions set forth in Section 2.7), a Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

             (iii) In the event that a Restricted Global Note is exchanged for Notes in certificated registered form pursuant to
   Section 2.7 prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Notes, such Restricted Global Note may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.6 (including the certification requirements set forth on the reverse of the Initial Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by NiSource Finance.

             (b)  LEGEND.

             (i)  Except as permitted by the following paragraphs (ii),
        (iii) and (iv), each Note certificate evidencing a Transfer Restricted Note shall bear a legend in substantially the following form:

             THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.
             EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

             THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

             (ii) Upon any sale or transfer of a Transfer Restricted Note (including any Transfer Restricted Note represented by a Restricted Global Note) pursuant to Rule 144, the Security Registrar shall permit the transferee thereof to exchange such Transfer Restricted Note for a certificated Note that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Note, if the transferor thereof certifies in writing to the Security Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the
        Note).

             (iii) After a transfer of any Initial Notes or Private Exchange Notes pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Notes or Private Exchange Notes, as the case may be, all requirements pertaining to legends on such Initial Notes or such Private Exchange Notes with respect to such Notes transferred will cease to apply and Initial Notes or Private Exchange Notes in global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such Initial Notes or Private Exchange Notes upon written directions to transfer such Holder's interest in the Global Note.

             (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Notes, Exchange Notes in global form will be available to Holders that exchange such Initial Notes in such Registered Exchange Offer.

             (v) Upon the consummation of a Private Exchange with respect to the Initial Notes, all requirements pertaining to such Initial Notes that Initial Notes issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Notes that do not exchange their Initial Notes, and Private Exchange Notes in global form with the global securities legend and the Restricted Notes Legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Notes in such Private Exchange.

             (c) CANCELLATION OR ADJUSTMENT OF GLOBAL NOTE. At such time as all beneficial interests in a Global Note have either been exchanged for certificated Notes, redeemed, purchased or canceled, such Global Note shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for certificated Notes, redeemed, purchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Securities Custodian with respect to such Global Note.

             (d)  OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF
   NOTES.

             (i) To permit registrations of transfers and exchanges, NiSource Finance and the Parent shall execute and the Trustee shall authenticate certificated Notes and Global Notes at the Security Registrar's request.

             (ii) No service charge shall be made for any registration of transfer or exchange, but NiSource Finance and the Parent may require payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Section 1107 of the Indenture).

             (iii) The Security Registrar shall not be required to register the transfer of or exchange of any Note during a period of 15 Business Days immediately preceding the date notice is given of redemption, all in accordance with Section 303 of the Indenture.

             (iv) Prior to the due presentation for registration of transfer of any Note, NiSource Finance, the Parent, the Trustee, the Paying Agent or the Security Registrar may deem and treat the Person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of NiSource Finance, the Parent, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.

             (v) All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

             (e)  NO OBLIGATION OF THE TRUSTEE.

             (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, Agent Member or other Person with respect to the accuracy of the records of the Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Notes or with respect to the delivery to any Agent Member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Agent Members and any beneficial owners.

             (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this First Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture.

   2.7  CERTIFICATED NOTES.

             (a) A Restricted Global Note deposited with the Depository or with the Trustee as Securities Custodian pursuant to Section 2.4 shall be transferred to the beneficial owners thereof in the form of certificated Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.7 and the conditions set forth in Section 305 of the Indenture.

             (b) Any Restricted Global Note that is transferable to the beneficial owners thereof pursuant to this Section shall be surrendered by the Depository to the Trustee at its Corporate Trust Office to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Restricted Global Note, an equal aggregate principal amount of certificated Notes of authorized denominations. Any portion of a Restricted Global Note transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depository shall direct. Any certificated Initial Note or Private Exchange Note delivered in exchange for an interest in the Restricted Global Note shall, except as otherwise provided by Section 2.6(b), bear the restricted securities legend set forth in Exhibit 1 hereto.

             (c) Subject to the provisions of Section 2.7(b), the registered Holder of a Global Note shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

             (d)  In the event of the occurrence the events specified in
   Section 305 of the Indenture, NiSource Finance shall promptly make available to the Trustee a reasonable supply of certificated Notes in definitive, fully registered form without interest coupons.

   2.8  OPTIONAL REDEMPTION

             The Notes of any series are redeemable in whole or in part at any time at the price set forth in the Notes and under the terms and conditions set forth in the Notes and Article Eleven of the Indenture.

                                 ARTICLE III
                                  EXPENSES

   3.1  PAYMENT OF EXPENSES.

             In connection with the offering, sale and issuance of the Notes, NiSource Finance will pay for all costs and expenses relating to the offering, sale and issuance of the Notes, including compensation to the Initial Purchasers payable pursuant to the Purchase Agreement and compensation of the Trustee under the Indenture.


                                 ARTICLE IV
                               NOTE GUARANTEE

   4.1  GUARANTEE

             The obligations of NiSource Finance under the Notes issued under this First Supplemental Indenture are hereby unconditionally guaranteed by the Parent as provided under Article Fifteen of the Indenture.


                                  ARTICLE V
                                MISCELLANEOUS

   5.1  RATIFICATION OF INDENTURE.

             The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

   5.2  TRUSTEE NOT RESPONSIBLE FOR RECITALS.

             The recitals herein contained are made by NiSource Finance and the Parent and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

   5.3  GOVERNING LAW.

             This First Supplemental Indenture and each Note shall be deemed to be a contract made under the internal laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State, without giving effect to any contrary conflict of laws or choice of law provisions of the law of the State of New York or any other jurisdiction.

   5.4  SEVERABILITY.

             In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

   5.5  COUNTERPARTS.

             This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                      NISOURCE FINANCE CORP.


                                      By:  /s/ Gary L. Neale
                                           ------------------------------
                                           Name:     Gary L. Neale
                                           Title:    President
   Attest:

   /s/ Gary W. Pottorff
   ------------------------------
   Name:     Gary W. Pottorff
   Title:    Secretary

                                      NISOURCE INC.


                                      By:  /s/ Stephen P. Adik
                                           ------------------------------
                                           Name:     Stephen P. Adik
                                           Title:    Vice Chairman
   Attest:

   /s/ Gary W. Pottorff
   ------------------------------
   Name:     Gary W. Pottorff
   Title:    Secretary


                                      THE CHASE MANHATTAN BANK,
                                        as Trustee


                                      By:  /s/ R. Lorenzen
                                           ------------------------------
                                           Name:  R. Lorenzen
                                           Title:  Assistant Vice President
   Attest:

   /s/ Diane Darconte
   ------------------------------
   Name: Diane Darconte
   Title:  Trust Officer

                                  EXHIBIT 1
                                     to
                        FIRST SUPPLEMENTAL INDENTURE


                       [FORM OF FACE OF INITIAL NOTE]

                            [Global Notes Legend]

   UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO NISOURCE FINANCE CORP. AND NISOURCE INC. OR THEIR AGENT OR AGENTS FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                          [Restricted Notes Legend]

             THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

             THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR
   (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND
   (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY

   ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

   No.:_______________________________        $__________________________
   CUSIP No.:________________________
   ISIN No.:_________________________
   Common Code No.:__________________

                         ________% Notes Due ______

             NiSource Finance Corp., an Indiana corporation, promises to pay to ____________________________________________, or registered assigns, the principal sum of ________ Dollars on November 15, 20__.

             Interest Payment Dates: May 15 and November 15.

             Record Dates: May 1 and November1.

             Additional provisions of this Note are set forth on the other side of this Note.

   Dated:
                                         NISOURCE FINANCE CORP.

                                         By:
                                         ____________________________
                                         Name:
                                         Title:


                                         By:
                                         ____________________________
                                         Name:
                                         Title:


   NISOURCE INC.

   By: ____________________________
   Name:
   Title:


   By: ____________________________
   Name:
   Title:

                          TRUSTEE'S CERTIFICATE OF
                               AUTHENTICATION


   This is one of the Notes of the series
   referred to in the within-mentioned Indenture.

   THE CHASE MANHATTAN BANK,
   as Trustee


   By____________________________________
        Authorized Officer

                   [FORM OF REVERSE SIDE OF INITIAL NOTE]

                            ____% Notes Due ____


   1.   INTEREST

   NiSource Finance Corp., an Indiana corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, additional interest will accrue on this Note at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs, after the date on which such Registration Default occurs up to a maximum additional interest rate of 1.00% per annum) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually on May 15 and November 15 of each year, commencing May 15, 2001. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 14, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal and premium at the above rate and will pay interest on overdue installments of interest at such rate to the extent lawful.

   2.   METHOD OF PAYMENT

             The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date even if Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; PROVIDED, however, that payments on a certificated Note will be made by wire transfer to a Dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to The Chase Manhattan Bank, a New York corporation (the "Trustee") or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

   3.   GUARANTEE

             NiSource Inc., a Delaware corporation and parent of the Company, will fully and unconditionally guarantee to each Holder of the Notes and to the Trustee and its successors all the Obligations of the Company under the Notes, including the due and punctual payment of the principal of, premium, if any, and interest, if any, on the Notes (the "Security Guarantee"). The Security Guarantee applies whether the payment is due at Maturity, on an Interest Payment Date or as a result of acceleration, redemption or otherwise. The Security Guarantee includes payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Notes (if lawful) and all other Obligations of the Company under the Indenture. The Security Guarantee will remain valid even if the Indenture is found to be invalid. NiSource Inc. is obligated under the Security Guarantee to pay any guaranteed amount immediately after the Company's failure to do so.

   4.   PAYING AGENT AND SECURITY REGISTRAR

             Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice. The Company may act as Paying Agent or Security Registrar.

   5.   INDENTURE

             The Company issued the Notes under an Indenture and a First Supplemental Indenture, each dated as of November 14, 2000, and each among the Company, NiSource Inc. and the Trustee (collectively, the "Indenture"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and defined in the Indenture but not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the Act for a statement of those terms.

             The Notes are senior unsecured obligations of the Company. The Initial Notes issued on the Issue Date and all Exchange Notes or Private Exchange Notes issued in exchange therefor will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company, NiSource Inc. and their Subsidiaries (other than Utilities) to incur additional indebtedness and create liens on assets unless the total amount of all the secured debt would not exceed 10% of Consolidated Net Tangible Assets. These covenants are subject to important exceptions and qualifications.

   6.   OPTIONAL REDEMPTION

             The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of (1) the principal amount of the Notes being redeemed plus accrued interest to the Redemption Date or (2) the Make-Whole Amount for the Notes of the series being redeemed.

   7.   NOTICE OF REDEMPTION

             If the Company is redeeming less than all the Notes at any time, the Trustee will select Notes to be redeemed using a method it considers fair and appropriate. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 106 of the Indenture. Notes in denominations larger than $1,000 principal amount may be redeemed in part but only in integral multiples of $1,000. The Company will not know the exact Redemption Price until three Business Days before the Redemption Date. Therefore, the notice of redemption will only describe how the Redemption Price will be calculated. If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date and certain other conditions are satisfied, on and after such Redemption Date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

   8.   ADDITIONAL NOTES

             The Company may, without the consent of the Holders of the Notes, create and issue Additional Notes of any series ranking equally with the Notes of that series in all respects, including having the same CUSIP number, so that such Additional Notes shall be consolidated and form a single series with the Notes of that series and shall have the same terms as to status, redemption or otherwise as the Notes of that series. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

   9.   DENOMINATIONS; TRANSFER; EXCHANGE

             The Notes are in registered form without coupons in denominations of $1,000 principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period of 15 days before a selection of Notes to be redeemed.

   10.  PERSONS DEEMED OWNERS

             The registered Holder of this Note may be treated as the owner of it for all purposes.

   11.  UNCLAIMED MONEY

             If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee, the Paying Agent or NiSource Inc., as guarantor, for payment.

   12.  SATISFACTION AND DISCHARGE

             Under the Indenture, the Company can terminate its obligations with respect to the Notes not previously delivered to the Trustee for cancellation when those Notes have become due and payable or will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving notice of redemption. The Company may terminate its obligations with respect to the Notes by depositing with the Trustee, as trust funds in trust dedicated solely for that purpose, an amount sufficient to pay and discharge the entire indebtedness on the Notes. In that case, the Indenture will cease to be of further effect and the Company's obligations will be satisfied and discharged with respect to the Notes (except as to the Company's obligations to pay all other amounts due under the Indenture and to provide certain Officers' Certificates and Opinions of Counsel to the Trustee). At the expense of the Company, the Trustee will execute proper instruments acknowledging the satisfaction and discharge.

   13.  AMENDMENT, WAIVER

             Subject to certain exceptions set forth in the Indenture,
   (i) the Indenture and the Notes may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee shall be entitled to amend the Indenture to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person as obligor under the Indenture, or to add to the Company's or NiSource Inc.'s covenants or to surrender any right or power conferred on the Company or NiSource Inc. under the Indenture, or to add events of default, or to secure the Notes, or to evidence or provide for the acceptance or appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one trustee, or to effect assumption by NiSource Inc. or one of its Subsidiaries of the Company's obligations under the Indenture, or to conform the Indenture to any amendment of the Trust Indenture Act.

   14.  DEFAULTS AND REMEDIES

             Under the Indenture, Events of Default include: (i) default by the Company in the payment of any interest upon any Note and the continuance of such default for 60 days; (ii) default by the Company in the payment of principal of or any premium on any Note when due at Maturity, on redemption, by declaration or otherwise, and the continuance of such default for three Business Days; (iii) default by the Company or NiSource Inc. in the performance of or breach of any covenant or warranty in the Indenture and continuance of such default for 90 days after written notice to the Company or NiSource Inc. from the Trustee or to the Company, NiSource Inc. and the Trustee from the Holders of at least 33% in principal amount of the Outstanding Notes;
   (iv) default by the Company or NiSource Capital Markets, Inc. under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or NiSource Capital Markets, Inc., or the Company or NiSource Capital Markets, Inc. defaults under any mortgage, indenture or instrument under which there may be issued, secured or evidenced indebtedness constituting a failure to pay in excess of $50,000,000 of the principal or interest when due and payable, subject to certain cure rights; (v) the guarantee by NiSource Inc. ceases to be in full force and effect or is disaffirmed or denied (other than according to its terms), or is found to be unenforceable or invalid; or (vi) certain events of bankruptcy, insolvency or reorganization of the Company, NiSource Capital Markets, Inc. or NiSource Inc. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 33% in principal amount of the Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

             Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

   15.  TRUSTEE DEALINGS WITH THE COMPANY

             Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

   16.  NO RECOURSE AGAINST OTHERS

             A director, officer, employee or stockholder, as such, of the Company, NiSource Inc. or the Trustee shall not have any liability for any obligations of the Company under the Notes or the Indenture, or any obligations of NiSource Inc. under the Guarantee or the Indenture, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes and the Guarantee.

   17.  AUTHENTICATION

             This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

   18.  ABBREVIATIONS

             Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT
   (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   19.  CUSIP, ISIN AND COMMON CODE NUMBERS

             Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. To the extent such numbers have been issued, the Company has caused ISIN and Common Code numbers to be similarly printed on the Notes and has similarly instructed the Trustee. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   20.  HOLDERS' COMPLIANCE WITH REGISTRATION RIGHTS AGREEMENT.

             Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company and NiSource Inc. to the extent provided therein.

   21.  GOVERNING LAW.

             THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONTRARY CONFLICT OF LAWS OR CHOICE OF LAWS PROVISIONS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.

             The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

             NiSource Finance Corp.
             801 East 86th Avenue
             Merrillville, Indiana 46410
             Attention: Secretary

                               ASSIGNMENT FORM

   To assign this Note, fill in the form below:

   I or we assign and transfer this Note to


        (Print or type assignee's name, address and zip code)

        (Insert assignee's soc. sec. or tax I.D. No.)


   and irrevocably appoint                           agent to transfer
   this Note on the books of the Company. The agent may substitute another to act for him.


   ______________________________________________________________________

   Date:____________ Your Signature: ____________________________________


   ______________________________________________________________________
   Sign exactly as your name appears on the other side of this Note.

   In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred in accordance with its terms:

   CHECK ONE BOX BELOW

        (1)  [   ]     to the Company; or

        (2)  [   ]     pursuant to an effective registration statement
                       under the Securities Act of 1933; or

        (3)  [   ]     inside the United States to a "qualified
                       institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        (4)  [   ]     outside the United States in an offshore
                       transaction within the meaning of Regulation S under the Securities Act of 1933 in compliance with Rule 904 under the Securities Act of 1933; or

        (5)  [   ]     pursuant to the exemption from registration
                       provided by Rule 144 under the Securities Act of 1933.

        Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4) or (5) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or NiSource Inc. has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                     -----------------------------------
                                  Signature

   Signature Guarantee:

   __________________________________      ______________________________
   Signature must be guaranteed

        Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

   ______________________________________________________________________

            TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

   The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company and NiSource Inc. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


   Dated:________________________     _____________________________
                                      NOTICE:  To be executed by An
                                      executive officer

                      [TO BE ATTACHED TO GLOBAL NOTES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

             The following increases or decreases in this Global Note have been made:


                                                                           Principal             Signature of
                           Amount of               Amount of             amount of this           authorized
                           decrease in              increase              Global Note             officer of
                           principal              in principal          following such            Trustee or
    Date of              amount of this          amount of this            decrease               Securities
    Exchange              Global Note             Global Note             or increase              Custodian
    --------              ------------           --------------           -----------             ----------



                                  EXHIBIT 2
                                     to
                        FIRST SUPPLEMENTAL INDENTURE

                       [FORM OF FACE OF EXCHANGE NOTE
                          OR PRIVATE EXCHANGE NOTE]


                                   */ **/
                                   -  --










   _________________________
   */[If the Note is to be issued in global form add the Global Notes Legend from Exhibit 1 to the First Supplemental Indenture and the attachment from such Exhibit 1 captioned "[TO BE ATTACHED TO GLOBAL
   NOTES]   SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE".]

   **/[If the Note is a Private Exchange Note issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the Restricted Securities Legend from Exhibit 1 to the First Supplemental Indenture and replace the Assignment Form included in this Exhibit A with the Assignment Form included in such
   Exhibit 1.]

   No.:_______________________________        $__________________________
   CUSIP No.:________________________
   ISIN No.:_________________________
   Common Code No.:__________________

                         ________% Notes Due ______


             NiSource Finance Corp., an Indiana corporation, promises to pay to ____________________, or registered assigns, the principal sum of ____________________ Dollars on November 15, 20__.

             Interest Payment Dates: May 15 and November 15.

             Record Dates: May 1 and November 1.

             Additional provisions of this Note are set forth on the other side of this Note.

   Dated:

                            NISOURCE FINANCE CORP.

                            By: _________________________________
                                 Name:
                                 Title:


                            By: _________________________________
                                 Name:
                                 Title:


                            NISOURCE INC.

                            By: _________________________________
                                 Name:
                                 Title:


                            By: _________________________________
                                 Name:
                                 Title:

   TRUSTEE'S CERTIFICATE OF
        AUTHENTICATION

   This is one of the Notes of the series referred to in the within-mentioned Indenture.

   THE CHASE MANHATTAN BANK
   as Trustee


   By: ___________________________________________
        Authorized Officer

             [FORM OF REVERSE SIDE OF [EXCHANGE NOTE OR PRIVATE
                               EXCHANGE] NOTE]


                        __________% Notes Due ______


   1.   INTEREST

             NiSource Finance Corp., an Indiana corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Note at the rate per annum shown above. The Company will pay interest semiannually on May 15 and November 15 of each year, commencing May 15, 2001. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from November 14, 2000. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company will pay interest on overdue principal and premium at the above rate and will pay interest on overdue installments of interest at such rate to the extent lawful.

   2.   METHOD OF PAYMENT

             The Company will pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the May 1 or November 1 next preceding the Interest Payment Date even if Notes are canceled after the Record Date and on or before the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; PROVIDED, however, that payments on a certificated Note will be made by wire transfer to a Dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to The Chase Manhattan Bank, a New York corporation (the "Trustee") or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

   3.   GUARANTEE

             NiSource Inc., a Delaware corporation, and parent of the Company, will fully and unconditionally guarantee to each Holder of the Notes and to the Trustee and its successors all the Obligations of the Company under the Notes, including the due and punctual payment of the principal of, premium, if any, and interest, if any, on the Notes (the "Security Guarantee"). The Security Guarantee applies whether the payment is due at Maturity, on an Interest Payment Date or as a result of acceleration, redemption or otherwise. The Security Guarantee includes payment of interest on the overdue principal of, premium, if any, and interest, if any, on the Notes (if lawful) and all other Obligations of the Company under the Indenture. The Security Guarantee will remain valid even if the Indenture is found to be invalid. NiSource Inc. is obligated under the Security Guarantee to pay any guaranteed amount immediately after the Company's failure to do so.

   4.   PAYING AGENT AND SECURITY REGISTRAR

             Initially, the Trustee will act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent or Security Registrar without notice. The Company may act as Paying Agent or Security Registrar.

   5.   INDENTURE

             The Company issued the Notes under an Indenture and a First Supplemental Indenture, each dated as of November 14, 2000, and each among the Company, NiSource Inc. and the Trustee (collectively, the "Indenture"). The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa- 77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and defined in the Indenture but not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all such terms, and Note holders are referred to the Indenture and the Act for a statement of those terms.

             The Notes are senior unsecured obligations of the Company. The Initial Notes issued on the Issue Date and all Exchange Notes or Private Exchange Notes issued in exchange therefor will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company, NiSource Inc. and their Subsidiaries (other than Utilities) to incur additional indebtedness and create liens on assets unless the total amount of all the secured debt would not exceed 10% of the Consolidated Net Tangible Assets. These covenants are subject to important exceptions and qualifications.

   6.   OPTIONAL REDEMPTION

             The Company may redeem all or part of the Notes at any time at its option at a redemption price equal to the greater of (1) the principal amount of the Notes being redeemed plus accrued interest to the Redemption Date or (2) the Make-Whole Amount for the Notes of the series being redeemed.

   7.   NOTICE OF REDEMPTION

             If the Company is redeeming less than all the Notes at any time, the Trustee will select Notes to be redeemed using a method it considers fair and appropriate. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed in accordance with Section 106 of the Indenture. Notes in denominations larger than $1,000 principal amount may be redeemed in part but only in integral multiples of $1,000. The Company will not know the exact Redemption Price until three Business Days before the Redemption Date. Therefore, the notice of redemption will only describe how the Redemption Price will be calculated. If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the Redemption Date and certain other conditions are satisfied, on and after such Redemption Date interest will cease to accrue on such Notes (or such portions thereof) called for redemption.

   8.   ADDITIONAL NOTES

             The Company may, without the consent of the Holders of the Notes, create and issue Additional Notes of any series ranking equally with the Notes of that series in all respects, including having the same CUSIP number, so that such Additional Notes shall be consolidated and form a single series with the Notes of that series and shall have the same terms as to status, redemption or otherwise as the Notes of that series. No Additional Notes may be issued if an Event of Default has occurred and is continuing with respect to the Notes.

   9.   DENOMINATIONS; TRANSFER; EXCHANGE

             The Notes are in registered form without coupons in denominations of $1,000 principal amount and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Security Registrar need not register the transfer or exchange of any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed) for a period of 15 days before a selection of Notes to be redeemed.

   10.  PERSONS DEEMED OWNERS

             The registered Holder of this Note may be treated as the owner of it for all purposes.

   11.  UNCLAIMED MONEY

             If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee, the Paying Agent or NiSource Inc., as guarantor, for payment.

   12.  SATISFACTION AND DISCHARGE

             Under the Indenture, the Company can terminate its obligations with respect to the Notes not previously delivered to the Trustee for cancellation when those Notes have become due and payable or will become due and payable at their Stated Maturity within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving notice of redemption. The Company may terminate its obligations with respect to the Notes by depositing with the Trustee, as trust funds in trust dedicated solely for that purpose, an amount sufficient to pay and discharge the entire indebtedness on the Notes. In that case, the Indenture will cease to be of further effect and the Company's obligations will be satisfied and discharged with respect to the Notes (except as to the Company's obligations to pay all other amounts due under the Indenture and to provide certain Officers' Certificates and Opinions of Counsel to the Trustee). At the expense of the Company, the Trustee will execute proper instruments acknowledging the satisfaction and discharge.

   13.  AMENDMENT, WAIVER

             Subject to certain exceptions set forth in the Indenture,
   (i) the Indenture and the Notes may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Notes and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee shall be entitled to amend the Indenture or the Notes to cure any ambiguity, omission, defect or inconsistency, or to evidence the succession of another Person as obligor under the Indenture, or to add to the Company's or NiSource Inc.'s covenants or to surrender any right or power conferred on the Company or NiSource Inc. under the Indenture, or to add events of default, or to secure the Notes, or to evidence or provide for the acceptance or appointment by a successor Trustee or facilitate the administration of the trusts under the Indenture by more than one trustee, or to effect assumption by NiSource Inc. or one of its Subsidiaries of the Company's obligations under the Indenture, or to conform the Indenture to any amendment of the Trust Indenture Act.

   14.  DEFAULTS AND REMEDIES

             Under the Indenture, Events of Default include: (i) default by the Company in the payment of any interest upon any Note and the continuance of such default for 60 days; (ii) default by the Company in the payment of principal of or any premium on any Note when due at Maturity, on redemption, by declaration or otherwise, and the continuance of such default for three Business Days; (iii) default by the Company or NiSource Inc. in the performance of or breach of any covenant or warranty in the Indenture and the continuace of such defaiult for 90 days after written notice to the Company or NiSource Inc. from the Trustee or to the Company, NiSource Inc. and the Trustee from the Holders of at least 33% of the Outstanding Notes; (iv) default by the Company or NiSource Capital Markets, Inc. under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or NiSource Capital Markets, Inc., or the Company or NiSource Capital Markets, Inc. defaults under any mortgage, indenture or instrument under which there may be issued, secured or evidenced indebtedness constituting a failure to pay in excess of $50,000,000 of the principal or interest when due and payable, subject to certain cure rights; (v) the guarantee by NiSource Inc. ceases to be in full force and effect or is disaffirmed or denied (other than according to its terms), or is found to be unenforceable or invalid;
   (vi) or certain events of bankruptcy, insolvency or reorganization of the Company, NiSource Capital Markets, Inc. or NiSource Inc. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 33% in principal amount of the Notes may declare all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Notes being due and payable immediately upon the occurrence of such Events of Default.

             Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

   15.  TRUSTEE DEALINGS WITH THE COMPANY

             Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

   16.  NO RECOURSE AGAINST OTHERS

             A director, officer, employee or stockholder, as such, of the Company, NiSource Inc. or the Trustee shall not have any liability for any obligations of the Company under the Notes or the Indenture,or any obligations of NiSource Inc. under the Guarantee or the Indenture, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes and the Guarantee.

   17.  AUTHENTICATION

             This Note shall not be valid until an authorized signatory of the Trustee (or an Authenticating Agent) manually signs the certificate of authentication on the other side of this Note.

   18.  ABBREVIATIONS

             Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT
   (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

   19.  CUSIP, ISIN AND COMMON CODE NUMBERS

             Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. To the extent such numbers have been issued, the Company has caused ISIN and Common Code numbers to be similarly printed on the Notes and has similarly instructed the Trustee. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

   20.  HOLDERS' COMPLIANCE WITH REGISTRATION RIGHTS AGREEMENT

             Each Holder of a Note, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company and NiSource Inc.to the extent provided therein.

   21.  GOVERNING LAW

             THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT

   TO CONTRARY CONFLICT OF LAWS OR CHOICE OF LAWS PROVISIONS OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION.

             The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture. Requests may be made to:

             NiSource Finance Corp.
             801 East 86th Avenue
             Merrillville, Indiana  46410

             Attention: Secretary

                               ASSIGNMENT FORM

   To assign this Note, fill in the form below:

   I or we assign and transfer this Note to


        (Print or type assignee's name, address and zip code)

        (Insert assignee's soc. sec. or tax I.D. No.)


   and irrevocably appoint                           agent to
   transfer this Note on the books of the Company. The agent may substitute another to act for him.




   ______________________________________________________________________

   Date:___________________ Your Signature: _____________________________


   ______________________________________________________________________
   Sign exactly as your name appears on the other side of this Note.

                                  EXHIBIT 3
                                     to
                        FIRST SUPPLEMENTAL INDENTURE

                             [FORM OF GUARANTEE]


             NiSource Inc. irrevocably and unconditionally guarantees the Obligations of NiSource Finance Corp., an Indiana corporation (the "Company") under the ____% Notes due 20__ (the "Notes") of the Company, including that (i) the principal of, premium, if any, and interest on the Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Notes, if lawful, and all other Obligations of the Company to the Holders or the Trustee shall be promptly paid in full or performed, and (ii) in case of any extension of time of payment or renewal of any Notes or any such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed, NiSource Inc. shall be obligated to pay or perform the same immediately.

             The obligations of NiSource Inc. to the Holders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fifteen of the Indenture, and reference is hereby made to such Indenture for the precise terms of this Guarantee.

             No stockholder, employee, officer, director or incorporator, as such, past, present or future, of NiSource Inc. shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

             This Guarantee and shall remain in full force and effect and continue notwithstanding any petition filed by or against the Company for liquidation or reorganization.

             This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

             THE TERMS OF ARTICLE FIFTEEN OF THE INDENTURE ARE
   INCORPORATED HEREIN BY REFERENCE.

             Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.


                            NISOURCE INC.


                            By:_____________________________________